EXHIBIT 10.9

VOTING AGREEMENT

Phoenix India Acquisition Corp.

711 Fifth Avenue, Suite 401

New York, NY 10022

Gentlemen:

The undersigned stockholder of Phoenix India Acquisition Corp. (“Company”), in order to facilitate an initial public offering of the securities of the Company (“IPO”), hereby agrees that if the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all of the shares of the Company’s common stock acquired by the undersigned (i) in the IPO, (ii) upon the exercise of options currently held by the undersigned and (iii) in the aftermarket in accordance with the majority of the votes cast by the holders of the IPO Shares and hereby waives any conversion rights with respect to such shares. As used herein, a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of one or more operating businesses in the security industry selected by the Company, and “IPO Shares” shall mean the shares of the Company’s common stock issued in the IPO.

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Ramesh S. Akella

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Jagan Akella

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Sujan Akella

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Jacqueline Fernandez

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Raju H. Panjwani

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Rohit Phansalkar

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Rohan Phansalkar

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Eva Michalik-Phansalkar

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Rohit Phansalkar, on behalf of Noelle Phansalkar-Michalik

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Rohit Phansalkar, on behalf of Nishelle Phansalkar-Michalik

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Shekhar Wadekar

THE MORNINGSTAR TRUST

By:______________________________________
Trustee

THE SUNRISE TRUST

By:______________________________________
Trustee

THE LUNA TRUST

By:______________________________________
Trustee

THE AURORA TRUST

By:______________________________________
Trustee